Summary of Significant Accounting Policies (Details) - Schedule of summarizes the changes in deferred revenue and customer deposits - USD ($) $ in Thousands	Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022	Dec. 31, 2021
Schedule Of Summarizes The Changes In Deferred Revenue And Customer Deposits Abstract
Balance at January 1		$ 232		$ 250
Deferral of revenue	$ 12,198	20,327	$ 2,285	50
Recognition of unearned revenue		(19,437)		(68)
Balance at December 31		$ 1,122		$ 232